                                                                     EXHIBIT 4.1

                                     MIND
                           NextGen Billing Solutions
                               MIND C.T.I. Ltd.

     NUMBER                                                 SHARES

   M

              INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

                                                               CUSIP M70240 10 2


THIS CERTIFIES THAT








IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, PAR VALUE NIS 0.01 PER SHARE, OF

                               MIND C.T.I. LTD.

                             CERTIFICATE OF STOCK

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile stamp of the Corporation and the facsimile signature of its duly authorized director.

Dated:


                                     SEAL:

                               [MIND C.T.I. Ltd.

                                     1995

                                    ISRAEL]

                                       CHAIRPERSON OF THE BOARD, CEO & PRESIDENT


               COUNTERSIGNED AND REGISTERED:
                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     (NEW YORK, N.Y.)
                                                   TRANSFER AGENT AND REGISTRAR

                                                           AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
[CAPTION]

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT-________________CUSTODIAN________________
TEN ENT -- as tenants by the entireties                                  (Cust)                  (Minor)
JT TEN  -- as joint tenants with right of                           under Uniforms to Minors
           survivorship and not as tenants                          Act______________________________________
           in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list

    For value received,__________________________________hereby sell, assign and transfer unto

----------------------------------      PLEASE INSERT SOCIAL SECURITY OR OTHER
                                        IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated________________________________________________

                             ___________________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WITHIN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:



_______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.